ORBIT ACQUISITION CORP.

[               ], 2008

Orbit Holdings, LLC

623 Fifth Avenue, 19th Floor

New York, NY 10022

Re: Administrative Services Agreement

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the listing date (“Listing Date”) of the securities of Orbit Acquisition Corp. (the “Company”) on the American Stock Exchange, pursuant to a Registration Statement on Form S-1, File No. 333-149404, and prospectus filed with the Securities and Exchange Commission (together, the “Registration Statement”) and continuing until the earlier of the consummation by the Company of an “initial business combination” or the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Orbit Holdings, LLC shall make available to the Company, at 623 Fifth Avenue, 19th Floor, New York, New York 10022 (or any successor location of Orbit Holdings, LLC), office space, secretarial and administrative services as may be required by the Company from time to time. In exchange therefor, the Company shall pay Orbit Holdings, LLC the sum of $10,000 per month, commencing on the Listing Date and continuing monthly thereafter until the Termination Date.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

ORBIT ACQUISITION CORP.
By:
		Name:	Garry N. Hubbard
		Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ORBIT HOLDINGS, LLC
By:
Name:
Title:	Managing Member

Signature Page to Administrative Services Agreement